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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08657

                          Pioneer Equity Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2015 through April 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Equity
                         Income Fund

--------------------------------------------------------------------------------
                         Semiannual Report | April 30, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PEQIX
                         Class C     PCEQX
                         Class K     PEQKX
                         Class R     PQIRX
                         Class Y     PYEQX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          27

Notes to Financial Statements                                                 36

Trustees, Officers and Service Providers                                      44

                      Pioneer Equity Income Fund | Semiannual Report | 4/30/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Equity Income Fund | Semiannual Report | 4/30/16 3

Portfolio Management Discussion | 4/30/16

In the following interview, John Carey, Executive Vice President and a portfolio manager at Pioneer Investments, discusses the investment environment during the six-month period ended April 30, 2016, and Pioneer Equity Income Fund's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income Fund, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Pioneer.

Q How did Pioneer Equity Income Fund perform during the six-month period ended April 30, 2016?

A Pioneer Equity Income Fund's Class A shares returned 4.31% at net asset value during the six-month period ended April 30, 2016, while the Fund's benchmark, the Russell 1000 Value Index, returned 1.93%. During the same period, the average return of the 532 mutual funds in Lipper's Equity Income Funds category was 1.52%, and the average return of the 1,442 mutual funds in Morningstar's Large Value Funds category was 0.34%.

Q How would you describe the market environment for equities during the six-month period ended April 30, 2016, particularly for the types of equities deemed appropriate for the Fund?

A The six-month period ended April 30, 2016, saw, first, a steep decline in US stocks as measured by the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), up until the middle of February 2016, then a strong recovery almost right through the end of April. The graph of the market over that period, as measured by the Russell Index, shows a fairly symmetrical, canyon-like shape, with no net share-price gain, but merely a regaining, by period end, of the Russell Index's approximate 1000 starting point at the outset of the six-month period, on October 31, 2015. The Russell Index's total return of 1.93% for the six-month period came entirely from dividend income. For Pioneer Equity Income Fund's Class A shares, which returned 4.31% at net asset value, dividends* were similarly important, though the Fund's return was supplemented by some modest capital appreciation.

     What led to that rather peculiar, "round-trip" experience? Throughout the fall and early winter, investors fretted over the falling price of oil and other commodities, weakening corporate earnings and economic numbers, a reported economic slowdown in China, and out-and-out distress in Brazil, among other countries. Disappointing capital spending and consumer activity in the US, piling-up inventories, and a Federal Reserve (Fed) that seemed determined to raise interest rates in spite of the signs of possible

*    Dividends are not guaranteed.

4 Pioneer Equity Income Fund | Semiannual Report | 4/30/16 recession also helped drive market volatility during the period. Following its move to raise interest rates, even though an ever-so-mild one (0.25%), on December 16, the Fed watched with growing concern as the bottom seemed to fall out of the markets and by January and into February was already backpedaling and sounding more tentative with respect to its further rate-hiking plans.

     Meanwhile, the strengthening US dollar, set on its upward course by expectations of higher interest rates, had contributed to a plunge in the commodities markets and widespread concern in the natural-resources-dependent emerging markets in particular. In the middle of February, just when the doomsayers had convinced many that there was no downward limit, the markets snapped back as investors finally absorbed and acknowledged the likelihood that the Fed would not raise rates dramatically, if much further at all. Commodities, including oil, proved not to have limitless downside, and the US dollar proved not to have limitless upside. In addition, Chinese officials sounded more determined about stimulating that nation's economy, and even Europe appeared to have some prospect for resumed economic growth. As investors came back to stocks (and bonds, too) in a hurry, the most pronounced gains were in the value names, the more cyclical and economically-sensitive companies whose share prices had been the most battered about during the previous months of economic pessimism. By the end of the six-month period, the Russell Index had achieved, to use an expression from the sport of rowing, an open-water lead over the Russell 1000 Growth Index.

     For the Pioneer Equity Income Fund and its managers, the period was trying, testing our ability to stay invested and to remain focused on the portfolio's universe of value stocks. Ultimately, hanging on proved to be the key to solid performance, in that it enabled the Fund to take part in the market recovery and end the period with an overall gain. The Fund's portfolio of good-quality, dividend-paying stocks did not decline as much as the market during the downturn. The maximum loss for the portfolio on a total-return basis from October 31, 2015, was 9.97% through January 21, 2016; for the Russell Index, on the other hand, the maximum loss on a total-return basis from October 31, 2015, was 12.24% through February 11, 2016. The Fund had in fact already regained a little ground by February, and as the market continued moving higher through nearly the end of April, the Fund rose alongside it, lagging the market advance by a little less than 1% from February 11 through the end of the period.

                      Pioneer Equity Income Fund | Semiannual Report | 4/30/16 5

Q The Fund outperformed the Russell Index benchmark during the six-month period ended April 30, 2016. Could you please discuss the major reasons for the Fund's benchmark-relative outperformance?

A Sector allocation decisions as well as stock selection results accounted for the positive performance of the Fund relative to the Russell Index benchmark over the six-month period. With regard to sector allocation, the Fund was overweight the above-average-performing consumer staples, materials, and utilities sectors during the period, and underweight the below-average-performing energy, financials, and information technology sectors. In addition, while the Fund was overweight the below-average-performing consumer discretionary sector, our superior stock selection results within the sector more than fully offset that negative effect. In energy, though, where the portfolio was correctly underweight, the Fund's stock selections fared worse than the overall sector in the Russell Index; energy, in fact, was the sector that showed the most negative benchmark-relative performance attribution for the Fund during the six-month period. Next worst for the Fund's benchmark-relative returns was industrials, where the portfolio was both underweight the above-average-performing sector and underperformed the overall sector on a stock-selection basis. An underweight in the very strong-performing telecommunication services sector also detracted from the Fund's benchmark-relative returns.

     With regard to individual stocks, the Fund's holdings experienced a meaningful amount of beneficial merger-and-acquisition activity during the period. Among portfolio holdings receiving premium acquisition offers from other companies during the six months were Valspar (materials), Biomed Realty Trust (financials), Syngenta (materials), Empire District Electric (utilities), and Questar (utilities). In addition, Campbell Soup (consumer staples) showed strong performance as investors made favorable assessments of new management initiatives. Shares of NVIDIA (information technology), meanwhile, spurted higher as demand for its specialty semiconductor chips proved robust. In utilities, holdings of Alliant Energy, Consolidated Edison, Westar, and American Electric Power all showed positive performance attribution for the Fund as nervous investors flocked to regulated utilities with steady dividends.

     On the negative side, a couple of the Fund's energy holdings - Marathon Petroleum and Anadarko Petroleum - performed poorly, as investors worried, in the case of the former, about the potential for refining margins as oil prices, after falling, shot higher, and, in the case of the latter, about how quickly the oil-and-gas exploration-and-production company could return to profitability.

6 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

     The Fed's apparent hesitancy to raise interest rates led investors to back off from names in the financials sector that were seen as potential beneficiaries of higher rates. In the case of the portfolio, that led to weakness in the share prices of overweight holdings in State Street and Lincoln National. In consumer staples, a position in Mondelez International hurt relative results as investors grew concerned over the approximately three-quarters of the company's sales that are outside the US, including in Latin American, Asian, and European countries experiencing slower economies.

Q What changes did you make to the Fund's portfolio during the six-month period ended April 30, 2016?

A We added slightly more than 20 positions to the portfolio during the six-month period, and liquidated almost the same number, for no meaningful net change in the overall number of portfolio holdings. In a number of cases, new entries were names the Fund had owned previously and sold.

     We are always monitoring many more stocks than we own in the portfolio, and when we see business conditions and company prospects change, we do occasionally come back to stocks we have liked in the past. New positions falling in that category during the six-month period included BHP Billiton (materials), E.I. du Pont de Nemours (materials), Johnson & Johnson (health care), Hershey Foods (consumer staples), PNC Financial Services (financials), and ExxonMobil (energy). Other new entries were companies we had never previously owned in the Fund's portfolio. They included Calavo Growers (consumer staples), Kaiser Aluminum (materials), Materion (materials), Southern Copper (materials), and Sun Life Financial (financials). We are attracted to companies we think have solid business prospects, capable managements, decent prospects for earnings and cash flow growth, and the commitment to pay regular dividends.

     Among sales from the portfolio over the period were three of the companies receiving premium acquisition offers (mentioned earlier): Biomed Realty Trust, Empire District Electric, and Questar. Also sold were stocks we thought had reached a fair value or that we thought no longer held a compelling potential for longer-term total return. Included among those two categories of sales were BorgWarner, Citizens Financial Group, Nordstrom, Travelers, and New York Community Bank.

Q Did the Fund hold any derivatives during the six-month period ended April 30, 2016?

A No. We held no derivative positions in the Fund's portfolio during the period.

                      Pioneer Equity Income Fund | Semiannual Report | 4/30/16 7

Q The Fund typically places an emphasis on dividend-paying stocks. Would you describe the environment for dividends as positive or negative during the six-month periods ended April 30, 2016?

A Generally positive, but mixed with some occasional unease among investors about the potential competition from the higher coupons available in the bond market that will come with rising interest rates. Overall, the dividend-generative industries within the broader market produced creditable returns during the six-month period. Utilities, telecommunication services, and consumer staples companies were all bright stars in the tumultuous market firmament. With the sharp turnaround in the market, though, from the middle of February and the emerging view that the turnaround might be the harbinger of better economic conditions later in 2016, many commentators began speculating that the Fed would after all continue raising rates over the next couple of years. So, we shall be watching interest rates and competing yields among the asset classes that investors typically compare with stocks. Important to the success of our investment approach for the Fund in a rising-rate environment will be, we think, an emphasis on owing shares of companies with good potential to increase dividend payments over time.

Q    What is your outlook for equities as we near the middle of calendar year
     2016?

A Currently, much focus is on capital spending. Business outlays for new plant and equipment have not grown significantly in the past couple of years and indeed have even shown softness. There may be multiple reasons for that. Though the "great recession" of 2007-09 is a number of years in the past, it remains a cautionary tale for managements that struggled through it and continues to make them cautious. With the current weakness in many overseas economies, production of goods for export has not been an expanding priority. Productivity growth has enabled companies to keep up with growth in domestic demand without greatly enlarging capacity. Finally, the economy continues to shift towards less capital-intense, service industries. However, the slowness in capital spending may now be having a negative effect on productivity; workers need up-to-date and up-to-snuff equipment to keep producing efficiently and effectively. Capital-spending plans can also reveal business outlooks. While the stock and bond markets have shown greater confidence of late in the prospects for the economy, we would feel more comfortable if we saw "validation" for the market optimism in more positive business planning by company managements. We also worry that the concern for cost control and the preference for retention rather than use of financial resources can have contractionary economic consequences.

8 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

     Other concerns we have are in regard to the world geopolitical situation, especially in the troubled Middle East, but also in Eastern Europe; the economic challenges for China, Brazil, India, and Western Europe, among other areas; the dislocating effects on traditional retailing and media businesses, among others, resulting from the almost mind-bogglingly fast transformation of industries by the internet; and uncertainties with respect to public-policy changes we may see following our national elections in November.

     As always, though, we shall do our best to concentrate on what we think we can do best; namely, identifying and analyzing individual companies with the characteristics we believe can make their stocks attractive long-term investments for the Fund's shareholders.

     Thank you as always for your support.

                      Pioneer Equity Income Fund | Semiannual Report | 4/30/16 9

Please refer to the Schedule of Investments on pages 20-26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

Portfolio Summary | 4/30/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         87.7%
International Common Stocks                                                 7.7%
Depositary Receipts for International Stocks                                4.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Staples                                                           16.4%
Financials                                                                 13.9%
Materials                                                                  13.6%
Health Care                                                                12.0%
Utilities                                                                  10.8%
Industrials                                                                10.3%
Consumer Discretionary                                                      8.5%
Energy                                                                      8.0%
Information Technology                                                      5.9%
Telecommunication Services                                                  0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. The Valspar Corp.                                                      4.89%
--------------------------------------------------------------------------------
 2. The Gorman-Rupp Co.                                                    2.46
--------------------------------------------------------------------------------
 3. Becton Dickinson and Co.                                               2.34
--------------------------------------------------------------------------------
 4. Cedar Fair LP                                                          2.18
--------------------------------------------------------------------------------
 5. Mondelez International, Inc.                                           2.11
--------------------------------------------------------------------------------
 6. Dr. Pepper Snapple Group, Inc.                                         2.05
--------------------------------------------------------------------------------
 7. Syngenta AG                                                            2.03
--------------------------------------------------------------------------------
 8. General Electric Co.                                                   2.02
--------------------------------------------------------------------------------
 9. Chevron Corp.                                                          1.96
--------------------------------------------------------------------------------
10. State Street Corp.                                                     1.81
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 11

Prices and Distributions | 4/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      4/30/16                           10/31/15
--------------------------------------------------------------------------------
           A                         $32.89                             $34.41
--------------------------------------------------------------------------------
           C                         $32.38                             $33.91
--------------------------------------------------------------------------------
           K                         $32.94                             $34.44
--------------------------------------------------------------------------------
           R                         $33.34                             $34.83
--------------------------------------------------------------------------------
           Y                         $33.21                             $34.71
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15-4/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term              Long-Term
          Class           Income          Capital Gains           Capital Gains
--------------------------------------------------------------------------------
           A             $0.3096               $ --                 $2.5838
--------------------------------------------------------------------------------
           C             $0.1872               $ --                 $2.5838
--------------------------------------------------------------------------------
           K             $0.3536               $ --                 $2.5838
--------------------------------------------------------------------------------
           R             $0.2486               $ --                 $2.5838
--------------------------------------------------------------------------------
           Y             $0.3455               $ --                 $2.5838
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Equity Income Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                       Net             Public          Russell
                       Asset           Offering        1000
                       Value           Price           Value
Period                 (NAV)           (POP)           Index
--------------------------------------------------------------------------------
10 years                6.61%            5.98%          5.67%
5 years                10.17             8.87          10.13
1 year                  5.45            -0.61          -0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Equity                 Russell 1000
                  Income Fund                    Value Index
4/06              $ 9,425                        $10,000
4/07              $11,429                        $11,815
4/08              $10,570                        $10,755
4/09              $ 6,743                        $ 6,538
4/10              $ 9,037                        $ 9,302
4/11              $11,013                        $10,720
4/12              $11,261                        $10,830
4/13              $13,255                        $13,191
4/14              $15,528                        $15,948
4/15              $16,946                        $17,433
4/16              $17,870                        $17,363

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 13

Performance Update | 4/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                    Russell
                                                    1000
                      If           If               Value
Period                Held         Redeemed         Index
--------------------------------------------------------------------------------
10 years              5.81%        5.81%             5.67%
5 years               9.36         9.36             10.13
1 year                4.69         4.69             -0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Equity                 Russell 1000
                  Income Fund                    Value Index
4/06              $10,000                        $10,000
4/07              $12,033                        $11,815
4/08              $11,044                        $10,755
4/09              $ 6,989                        $ 6,538
4/10              $ 9,296                        $ 9,302
4/11              $11,243                        $10,720
4/12              $11,409                        $10,830
4/13              $13,332                        $13,191
4/14              $15,504                        $15,948
4/15              $16,797                        $17,433
4/16              $17,584                        $17,363

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                        Net                      Russell
                        Asset                    1000
                        Value                    Value
Period                  (NAV)                    Index
--------------------------------------------------------------------------------
10 years                 6.75%                    5.67%
5 years                 10.46                    10.13
1 year                   5.87                    -0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Equity                 Russell 1000
                  Income Fund                    Value Index
4/06              $10,000                        $10,000
4/07              $12,125                        $11,815
4/08              $11,214                        $10,755
4/09              $ 7,154                        $ 6,538
4/10              $ 9,588                        $ 9,302
4/11              $11,684                        $10,720
4/12              $11,948                        $10,830
4/13              $14,085                        $13,191
4/14              $16,572                        $15,948
4/15              $18,152                        $17,433
4/16              $19,218                        $17,363

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 20, 2012, would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 15

Performance Update | 4/30/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                           Net                     Russell
                           Asset                   1000
                           Value                   Value
Period                     (NAV)                   Index
--------------------------------------------------------------------------------
10 years                   6.32%                     5.67%
5 years                    9.80                     10.13
1 year                     5.09                     -0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.41%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Equity                 Russell 1000
                  Income Fund                    Value Index
4/06              $10,000                        $10,000
4/07              $12,100                        $11,815
4/08              $11,172                        $10,755
4/09              $ 7,112                        $ 6,538
4/10              $ 9,514                        $ 9,302
4/11              $11,563                        $10,720
4/12              $11,787                        $10,830
4/13              $13,829                        $13,191
4/14              $16,150                        $15,948
4/15              $17,559                        $17,433
4/16              $18,452                        $17,363

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                           Net                    Russell
                           Asset                  1000
                           Value                  Value
Period                     (NAV)                  Index
--------------------------------------------------------------------------------
10 years                    7.01%                  5.67%
5 years                    10.51                  10.13
1 year                      5.73                  -0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     0.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Equity                 Russell 1000
                  Income Fund                    Value Index
4/06              $5,000,000                     $5,000,000
4/07              $6,086,912                     $5,907,264
4/08              $5,649,592                     $5,377,343
4/09              $3,620,842                     $3,269,016
4/10              $4,876,799                     $4,651,074
4/11              $5,970,359                     $5,359,755
4/12              $6,128,298                     $5,414,967
4/13              $7,238,204                     $6,595,632
4/14              $8,506,768                     $7,973,817
4/15              $9,308,838                     $8,716,459
4/16              $9,842,489                     $8,681,267

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on actual returns from November 1, 2015, through April 30, 2016.

--------------------------------------------------------------------------------
Share Class                 A           C           K           R          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 11/1/15
--------------------------------------------------------------------------------
Ending Account Value    $1,043.10   $1,039.40   $1,045.10   $1,041.40  $1,044.40
(after expenses) on
4/30/16
--------------------------------------------------------------------------------
Expenses Paid           $    5.28   $    8.92   $    3.46   $    7.16  $    3.96
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.76%, 0.68% 1.41% and 0.78% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2015, through April 30, 2016.

--------------------------------------------------------------------------------
Share Class                 A           C           K           R          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 11/1/15
--------------------------------------------------------------------------------
Ending Account Value    $1,019.69   $1,016.11   $1,021.48   $1,017.85  $1,020.98
(after expenses) on
4/30/16
--------------------------------------------------------------------------------
Expenses Paid           $    5.22   $    8.82   $    3.42   $    7.07  $    3.92
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.76%, 0.68%, 1.41% and 0.78% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 19

Schedule of Investments | 4/30/16 (unaudited)

-------------------------------------------------------------------------------------------
Shares                                                                        Value
-------------------------------------------------------------------------------------------
                      COMMON STOCKS -- 99.2%
                      ENERGY -- 8.0%
                      Oil & Gas Equipment & Services -- 0.4%
     418,400          Frank's International NV*                              $    6,966,360
-------------------------------------------------------------------------------------------
                      Integrated Oil & Gas -- 3.6%
     299,731          Chevron Corp.                                          $   30,626,514
      55,000          Exxon Mobil Corp.                                           4,862,000
     277,788          Occidental Petroleum Corp.                                 21,292,450
                                                                             --------------
                                                                             $   56,780,964
-------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production -- 1.5%
     437,472          Anadarko Petroleum Corp.                               $   23,081,023
-------------------------------------------------------------------------------------------
                      Oil & Gas Refining & Marketing -- 2.5%
     426,030          Marathon Petroleum Corp.*                              $   16,649,252
     273,425          Phillips 66                                                22,450,927
                                                                             --------------
                                                                             $   39,100,179
                                                                             --------------
                      Total Energy                                           $  125,928,526
-------------------------------------------------------------------------------------------
                      MATERIALS -- 13.6%
                      Diversified Chemicals -- 1.1%
     132,830          EI du Pont de Nemours & Co.                            $    8,754,825
     173,802          The Dow Chemical Co.                                        9,143,723
                                                                             --------------
                                                                             $   17,898,548
-------------------------------------------------------------------------------------------
                      Specialty Chemicals -- 8.5%
     113,247          Celanese Corp.                                         $    8,006,563
       4,755          Givaudan SA                                                 9,367,261
     189,317          Johnson Matthey Plc                                         7,984,122
     394,532          Syngenta AG (A.D.R.)                                       31,787,443
     716,600          The Valspar Corp.                                          76,454,055
                                                                             --------------
                                                                             $  133,599,444
-------------------------------------------------------------------------------------------
                      Aluminum -- 0.9%
     593,708          Alcoa, Inc.                                            $    6,631,718
      72,619          Kaiser Aluminum Corp.                                       6,886,460
                                                                             --------------
                                                                             $   13,518,178
-------------------------------------------------------------------------------------------
                      Diversified Metals & Mining -- 2.7%
     193,279          BHP Billiton, Ltd. (A.D.R.)                            $    6,057,364
     237,600          Compass Minerals International, Inc.                       17,810,496
     224,951          Materion Corp.                                              6,521,329
     180,125          Rio Tinto Plc                                               6,053,227
     216,433          Southern Copper Corp.                                       6,421,567
                                                                             --------------
                                                                             $   42,863,983
-------------------------------------------------------------------------------------------
                      Steel -- 0.4%
     125,047          Nucor Corp.                                            $    6,224,840
                                                                             --------------
                      Total Materials                                        $  214,104,993
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 6.7%
                      Aerospace & Defense -- 1.0%
     125,125          Raytheon Co.                                           $   15,809,544
-------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- 2.0%
   1,029,984          General Electric Co.                                   $   31,672,008
-------------------------------------------------------------------------------------------
                      Industrial Machinery -- 3.0%
      39,000          Ingersoll-Rand Plc                                     $    2,556,060
   1,363,363          The Gorman-Rupp Co.+                                       38,569,539
     177,309          The Timken Co.                                              6,317,520
                                                                             --------------
                                                                             $   47,443,119
-------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 0.7%
     184,056          Wolseley Plc                                           $   10,273,484
                                                                             --------------
                      Total Capital Goods                                    $  105,198,155
-------------------------------------------------------------------------------------------
                      COMMERCIAL SERVICES & SUPPLIES -- 2.2%
                      Office Services & Supplies -- 0.6%
     192,664          MSA Safety, Inc.                                       $    9,265,212
-------------------------------------------------------------------------------------------
                      Diversified Support Services -- 1.3%
     290,000          G&K Services, Inc.                                     $   20,488,500
-------------------------------------------------------------------------------------------
                      Human Resource & Employment Services -- 0.3%
      95,096          Randstad Holding NV                                    $    5,107,693
                                                                             --------------
                      Total Commercial Services & Supplies                   $   34,861,405
-------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 1.4%
                      Railroads -- 1.4%
     145,004          Norfolk Southern Corp.                                 $   13,066,310
      97,059          Union Pacific Corp.                                         8,466,457
                                                                             --------------
                                                                             $   21,532,767
                                                                             --------------
                      Total Transportation                                   $   21,532,767
-------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 0.7%
                      Household Appliances -- 0.7%
     380,383          Electrolux AB                                          $   11,038,159
                                                                             --------------
                      Total Consumer Durables & Apparel                      $   11,038,159
-------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 4.3%
                      Hotels, Resorts & Cruise Lines -- 1.6%
     590,357          InterContinental Hotels Group Plc                      $   23,534,718
      60,765          InterContinental Hotels Group Plc (A.D.R.)                  2,439,107
                                                                             --------------
                                                                             $   25,973,825
-------------------------------------------------------------------------------------------
                      Leisure Facilities -- 2.2%
     587,087          Cedar Fair LP                                          $   34,092,142
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 21

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      Restaurants -- 0.5%
      48,921          Cracker Barrel Old Country Store, Inc.                 $    7,162,524
                                                                             --------------
                      Total Consumer Services                                $   67,228,491
-------------------------------------------------------------------------------------------
                      MEDIA -- 3.5%
                      Broadcasting -- 1.5%
     280,000          CBS Corp. (Class B)                                    $   15,654,800
     132,190          Scripps Networks Interactive, Inc.                          8,242,046
                                                                             --------------
                                                                             $   23,896,846
-------------------------------------------------------------------------------------------
                      Movies & Entertainment -- 1.2%
     500,000          Regal Entertainment Group                              $   10,425,000
     100,000          Time Warner, Inc.                                           7,514,000
                                                                             --------------
                                                                             $   17,939,000
-------------------------------------------------------------------------------------------
                      Publishing -- 0.8%
     114,100          John Wiley & Sons, Inc. (Class A)                      $    5,658,219
     142,644          Meredith Corp.                                              7,319,064
                                                                             --------------
                                                                             $   12,977,283
                                                                             --------------
                      Total Media                                            $   54,813,129
-------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 15.3%
                      Soft Drinks -- 3.0%
     353,400          Dr. Pepper Snapple Group, Inc.                         $   32,127,594
     323,033          The Coca-Cola Co.                                          14,471,878
                                                                             --------------
                                                                             $   46,599,472
-------------------------------------------------------------------------------------------
                      Packaged Foods & Meats -- 12.3%
      18,000          Calavo Growers, Inc.                                   $    1,029,060
     445,005          Campbell Soup Co.                                          27,461,259
     402,570          ConAgra Foods, Inc.                                        17,938,519
     231,575          General Mills, Inc.                                        14,204,810
      80,712          John B Sanfilippo & Son, Inc.                               4,465,795
     342,785          Kellogg Co.                                                26,329,316
     100,000          McCormick & Co., Inc.                                       9,378,000
     222,793          Mead Johnson Nutrition Co.                                 19,416,410
     769,000          Mondelez International, Inc.                               33,036,240
     518,396          Pinnacle Foods, Inc.                                       22,078,486
     200,000          The Hershey Co.                                            18,622,000
                                                                             --------------
                                                                             $  193,959,895
                                                                             --------------
                      Total Food, Beverage & Tobacco                         $  240,559,367
-------------------------------------------------------------------------------------------
                      HOUSEHOLD & PERSONAL PRODUCTS -- 1.0%
                      Household Products -- 1.0%
     129,210          The Clorox Co.                                         $   16,180,968
                                                                             --------------
                      Total Household & Personal Products                    $   16,180,968
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 4.8%
                      Health Care Equipment -- 3.7%
     116,900          Abbott Laboratories                                    $    4,547,410
     226,600          Becton Dickinson and Co.                                   36,541,516
   1,026,557          Smith & Nephew Plc                                         17,335,311
                                                                             --------------
                                                                             $   58,424,237
-------------------------------------------------------------------------------------------
                      Health Care Distributors -- 1.1%
     489,300          Owens & Minor, Inc.                                    $   17,805,627
                                                                             --------------
                      Total Health Care Equipment & Services                 $   76,229,864
-------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY &
                      LIFE SCIENCES -- 7.1%
                      Biotechnology -- 0.3%
     115,000          Baxalta, Inc.                                          $    4,824,250
-------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 6.8%
     323,326          AstraZeneca Plc (A.D.R.)                               $    9,363,521
     142,342          Eli Lilly & Co.                                            10,751,091
     461,065          GlaxoSmithKline Plc (A.D.R.)                               19,784,299
     156,477          Johnson & Johnson                                          17,537,942
     508,997          Merck & Co., Inc.                                          27,913,395
     481,577          Zoetis, Inc.                                               22,648,566
                                                                             --------------
                                                                             $  107,998,814
                                                                             --------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences   $  112,823,064
-------------------------------------------------------------------------------------------
                      BANKS -- 2.7%
                      Diversified Banks -- 0.9%
   1,023,202          Bank of America Corp.                                  $   14,897,821
-------------------------------------------------------------------------------------------
                      Regional Banks -- 1.8%
     316,212          The PNC Financial Services Group, Inc.                 $   27,757,089
                                                                             --------------
                      Total Banks                                            $   42,654,910
-------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 5.2%
                      Consumer Finance -- 0.9%
     214,951          American Express Co.                                   $   14,064,244
-------------------------------------------------------------------------------------------
                      Asset Management & Custody Banks -- 3.6%
     174,045          Northern Trust Corp.                                   $   12,371,119
     455,754          State Street Corp.                                         28,393,474
     395,731          The Bank of New York Mellon Corp.                          15,924,215
                                                                             --------------
                                                                             $   56,688,808
-------------------------------------------------------------------------------------------
                      Investment Banking & Brokerage -- 0.7%
     432,759          Morgan Stanley Co.                                     $   11,710,459
                                                                             --------------
                      Total Diversified Financials                           $   82,463,511
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 23

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      INSURANCE -- 3.0%
                      Life & Health Insurance -- 1.4%
     424,218          Lincoln National Corp.                                 $   18,432,272
      95,919          Sun Life Financial, Inc.                                    3,270,838
                                                                             --------------
                                                                             $   21,703,110
-------------------------------------------------------------------------------------------
                      Multi-line Insurance -- 0.9%
     346,013          The Hartford Financial Services Group, Inc.            $   15,356,057
-------------------------------------------------------------------------------------------
                      Property & Casualty Insurance -- 0.7%
     335,353          The Progressive Corp.                                  $   10,932,508
                                                                             --------------
                      Total Insurance                                        $   47,991,675
-------------------------------------------------------------------------------------------
                      REAL ESTATE -- 2.9%
                      Hotel & Resort REIT -- 0.3%
     183,714          Chesapeake Lodging Trust                               $    4,524,876
-------------------------------------------------------------------------------------------
                      Office REIT -- 0.9%
     149,330          Alexandria Real Estate Equities, Inc.                  $   13,880,224
-------------------------------------------------------------------------------------------
                      Residential REIT -- 0.6%
     128,333          Camden Property Trust                                  $   10,360,323
-------------------------------------------------------------------------------------------
                      Retail REIT -- 0.6%
     331,872          Kimco Realty Corp.                                     $    9,332,241
-------------------------------------------------------------------------------------------
                      Specialized REIT -- 0.5%
     359,003          Outfront Media, Inc.                                   $    7,786,775
                                                                             --------------
                      Total Real Estate                                      $   45,884,439
-------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 1.1%
                      IT Consulting & Other Services -- 1.1%
     159,919          Accenture Plc                                          $   18,058,053
                                                                             --------------
                      Total Software & Services                              $   18,058,053
-------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.7%
                      Semiconductor Equipment -- 0.2%
      81,814          Cabot Microelectronics Corp.*                          $    3,427,188
-------------------------------------------------------------------------------------------
                      Semiconductors -- 4.5%
     239,000          Intel Corp.                                            $    7,236,920
     288,426          Linear Technology Corp.                                    12,829,188
     523,502          Microchip Technology, Inc.                                 25,436,962
     717,266          NVIDIA Corp.                                               25,484,461
                                                                             --------------
                                                                             $   70,987,531
                                                                             --------------
                      Total Semiconductors & Semiconductor Equipment         $   74,414,719
-------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 0.2%
                      Integrated Telecommunication Services -- 0.2%
      68,462          AT&T, Inc.                                             $    2,657,695
                                                                             --------------
                      Total Telecommunication Services                       $    2,657,695
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      UTILITIES -- 10.8%
                      Electric Utilities -- 6.1%
     400,069          Alliant Energy Corp.                                   $   28,212,866
     332,057          American Electric Power Co., Inc.                          21,085,620
     348,814          Eversource Energy                                          19,687,062
      94,639          NextEra Energy, Inc.*                                      11,127,654
     306,006          Westar Energy, Inc.                                        15,792,970
                                                                             --------------
                                                                             $   95,906,172
-------------------------------------------------------------------------------------------
                      Gas Utilities -- 1.6%
     453,986          National Fuel Gas Co.                                  $   25,196,223
-------------------------------------------------------------------------------------------
                      Multi-Utilities -- 3.1%
     498,500          Ameren Corp.                                           $   23,928,000
     335,667          Consolidated Edison, Inc.                                  25,040,758
                                                                             --------------
                                                                             $   48,968,758
                                                                             --------------
                      Total Utilities                                        $  170,071,153
-------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $1,207,792,863)                                  $1,564,695,043
-------------------------------------------------------------------------------------------
                      TOTAL INVESTMENT IN SECURITIES -- 99.2%
                      (Cost $1,207,792,863) (a)                              $1,564,695,043
-------------------------------------------------------------------------------------------
                      OTHER ASSETS & LIABILITIES -- 0.8%                     $   12,294,196
-------------------------------------------------------------------------------------------
                      TOTAL NET ASSETS -- 100.0%                             $1,576,989,239
===========================================================================================

*           Non-income producing security.

REIT        Real Estate Investment Trust.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(A.D.R.)    American Depositary Receipts.

(a) At April 30, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,192,358,425 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                           $ 405,997,862

            Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                       (33,661,244)
                                                                                  -------------
            Net unrealized appreciation                                           $ 372,336,618
                                                                                  =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2016, aggregated $360,251,176 and $294,150,162, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 25

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund's investments:

------------------------------------------------------------------------------------
                            Level 1             Level 2    Level 3    Total
------------------------------------------------------------------------------------
Common Stocks               $1,564,695,043      $  --      $  --      $1,564,695,043
------------------------------------------------------------------------------------
 Total                      $1,564,695,043      $  --      $  --      $1,564,695,043
------------------------------------------------------------------------------------

During the six months ended April 30, 2016, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of April 30, 2016:

------------------------------------------------------------------------------------
                                          Level 1    Level 2      Level 3    Total
------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value              $  --      $89,493      $  --      $89,493
------------------------------------------------------------------------------------
 Total                                    $  --      $89,493      $  --      $89,493
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

Statement of Assets and Liabilities | 4/30/16 (unaudited)

ASSETS:
  Investment in securities of unaffiliated issuers, at value
     (cost $1,200,836,099)                                                      $1,526,125,504
  Investment in securities of an affiliated issuer, at value (cost $6,956,764)      38,569,539
----------------------------------------------------------------------------------------------
     Total investments in securities, at value (cost $1,207,792,863)            $1,564,695,043
  Foreign currency (cost $89,600)                                                       89,493
  Receivables --
     Fund shares sold                                                               12,065,259
     Dividends                                                                       3,748,649
  Other assets                                                                          76,879
----------------------------------------------------------------------------------------------
         Total assets                                                           $1,580,675,323
==============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $      592,836
     Fund shares repurchased                                                         2,167,630
     Trustees fees                                                                       4,716
  Due to affiliates                                                                    462,813
  Due to custodian                                                                     376,005
  Accrued expenses                                                                      82,084
----------------------------------------------------------------------------------------------
         Total liabilities                                                      $    3,686,084
==============================================================================================
NET ASSETS:
  Paid-in capital                                                               $1,138,975,365
  Undistributed net investment income                                               18,532,417
  Accumulated net realized gain on investments                                      62,688,482
  Net unrealized appreciation on investments                                       356,902,180
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                   (109,205)
----------------------------------------------------------------------------------------------
         Total net assets                                                       $1,576,989,239
==============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $751,965,149/22,863,938 shares)                             $        32.89
  Class C (based on $125,192,791/3,866,285 shares)                              $        32.38
  Class K (based on $26,954,609/818,326 shares)                                 $        32.94
  Class R (based on $81,019,932/2,430,427 shares)                               $        33.34
  Class Y (based on $591,856,758/17,819,437 shares)                             $        33.21
MAXIMUM OFFERING PRICE:
  Class A ($32.89 (divided by) 94.25%)                                          $        34.90
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 27

Statement of Operations (unaudited)

For the Six Months Ended 4/30/16

INVESTMENT INCOME:
  Dividends (including dividend income from affiliated issuer of
     $286,306 and net of foreign tax withheld of $184,210)        $  23,262,619
  Interest                                                                1,326
-----------------------------------------------------------------------------------------------
        Total investment income                                                   $  23,263,945
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $   4,380,425
  Transfer agent fees
     Class A                                                             90,948
     Class C                                                              8,644
     Class K                                                                901
     Class R                                                              2,936
     Class Y                                                             16,577
  Distribution fees
     Class A                                                            889,604
     Class C                                                            576,906
     Class R                                                            185,359
  Shareholder communications expense                                    809,003
  Administrative expense                                                269,119
  Custodian fees                                                         12,488
  Registration fees                                                      44,365
  Professional fees                                                      42,743
  Printing expense                                                       11,262
  Fees and expenses of nonaffiliated Trustees                            32,240
  Miscellaneous                                                          41,425
-----------------------------------------------------------------------------------------------
     Total expenses                                                               $   7,414,945
-----------------------------------------------------------------------------------------------
        Net investment income                                                     $  15,849,000
===============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments (including from affiliated issuer of $--)        $  63,090,833
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (82,358)  $  63,008,475
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated Issuer
        of ($409,009))                                            $ (14,774,008)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                41,603   $ (14,732,405)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
     foreign currency transactions                                                $  48,276,070
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $  64,125,070
===============================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           4/30/16          Year Ended
                                                           (unaudited)      10/31/15
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                               $   15,849,000   $   29,890,363
Net realized gain (loss)on investments and foreign
  currency transactions                                        63,008,475      109,854,036
Change in net unrealized appreciation (depreciation)
  on investments and foreign currency transactions            (14,732,405)     (62,083,192)
-------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $   64,125,070   $   77,661,207
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.31 and $0.75 per share, respectively)     $   (7,132,394)  $  (16,716,779)
     Class C ($0.19 and $0.52 per share, respectively)           (710,488)      (1,851,301)
     Class K ($0.35 and $0.90 per share, respectively)           (254,261)        (413,670)
     Class R ($0.25 and $0.63 per share, respectively)           (582,508)      (1,405,801)
     Class Y ($0.35 and $0.85 per share, respectively)         (5,934,036)     (12,754,872)
     Class Z** ($0.00 and $0.64 per share, respectively)               --          (24,005)
Net realized gain:
     Class A ($2.58 and $3.15 per share, respectively)     $  (55,000,813)  $  (66,682,486)
     Class C ($2.58 and $3.15 per share, respectively)         (8,860,057)     (10,128,292)
     Class K ($2.58 and $3.15 per share, respectively)         (1,615,497)        (961,946)
     Class R ($2.58 and $3.15 per share, respectively)         (5,592,240)      (6,797,737)
     Class Y ($2.58 and $3.15 per share, respectively)        (39,208,270)     (43,627,159)
     Class Z** ($0.00 and $3.15 per share, respectively)               --         (116,535)
-------------------------------------------------------------------------------------------
        Total distributions to shareowners                 $ (124,890,564)  $ (161,480,583)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $  227,931,456   $  328,984,174
Reinvestment of distributions                                 112,906,780      143,406,591
Cost of shares repurchased                                   (175,659,374)    (413,532,740)
-------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                            $  165,178,862   $   58,858,025
-------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $  104,413,368   $  (24,961,351)
NET ASSETS:
Beginning of period                                         1,472,575,871    1,497,537,222
-------------------------------------------------------------------------------------------
End of period                                              $1,576,989,239   $1,472,575,871
-------------------------------------------------------------------------------------------
Undistributed net investment income                        $   18,532,417   $   17,297,104
===========================================================================================

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 29

----------------------------------------------------------------------------------------------
                                Six Months   Six Months
                                Ended        Ended
                                4/30/16      4/30/16              Year Ended   Year Ended
                                Shares       Amount               10/31/15     10/31/15
                                (unaudited)  (unaudited)          Shares       Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                      2,026,730   $      63,864,713     3,282,733   $  113,641,411
Reinvestment of distributions    1,857,738          59,422,187     2,331,741       79,888,375
Less shares repurchased         (2,307,202)        (72,006,179)   (5,436,294)    (187,419,267)
----------------------------------------------------------------------------------------------
   Net increase                  1,577,266   $      51,280,721       178,180   $    6,110,519
==============================================================================================
Class B*
Shares sold or exchanged                --   $              --            --   $           --
Reinvestment of distributions           --                  --            --               --
Less shares repurchased                 --                  --      (284,163)     (10,448,255)
----------------------------------------------------------------------------------------------
   Net decrease                         --   $              --      (284,163)  $  (10,448,255)
==============================================================================================
Class C
Shares sold                        786,510   $      24,458,183       801,513   $   27,159,377
Reinvestment of distributions      230,483           7,257,570       249,152        8,418,829
Less shares repurchased           (574,154)        (17,806,149)     (840,599)     (28,363,395)
----------------------------------------------------------------------------------------------
   Net increase                    442,839   $      13,909,604       210,066   $    7,214,811
==============================================================================================
Class K
Shares sold                        220,400   $       6,967,702       391,354   $   13,488,826
Reinvestment of distributions       50,787           1,626,103        38,678        1,325,294
Less shares repurchased            (59,938)         (1,938,821)     (120,070)      (4,116,064)
----------------------------------------------------------------------------------------------
   Net increase                    211,249   $       6,654,984       309,962   $   10,698,056
==============================================================================================
Class R
Shares sold                        513,363   $      16,489,174       537,104   $   18,652,763
Reinvestment of distributions      169,950           5,509,559       231,207        8,018,150
Less shares repurchased           (431,097)        (13,866,210)     (733,261)     (25,422,340)
----------------------------------------------------------------------------------------------
   Net increase                    252,216   $       8,132,523        35,050   $    1,248,573
==============================================================================================
Class Y
Shares sold                      3,628,944   $     116,151,684     4,489,448   $  155,697,868
Reinvestment of distributions    1,210,693          39,091,361     1,320,093       45,617,499
Less shares repurchased         (2,210,476)        (70,042,015)   (4,501,224)    (156,053,921)
----------------------------------------------------------------------------------------------
   Net increase                  2,629,161   $      85,201,030     1,308,317   $   45,261,446
==============================================================================================
Class Z**
Shares sold                             --   $              --         9,797   $      343,929
Reinvestment of distributions           --                  --         4,028          138,444
Less shares repurchased                 --                  --       (49,433)      (1,709,498)
----------------------------------------------------------------------------------------------
   Net decrease                         --   $              --       (35,608)  $   (1,227,125)
==============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             4/30/16      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  10/31/15     10/31/14   10/31/13   10/31/12   10/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  34.41     $  36.47     $  34.35   $  27.96   $  26.19   $  23.92
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.34(a)  $   0.68(a)  $   0.96   $   0.75   $   1.05   $   0.48
   Net realized and unrealized gain (loss) on investments        1.03         1.16         3.11       6.53       1.56       2.20
Net increase (decrease) from investment operations           $   1.37     $   1.84     $   4.07   $   7.28   $   2.61   $   2.68
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.31)    $  (0.75)    $  (0.80)  $  (0.89)  $  (0.84)  $  (0.41)
   Net realized gain                                            (2.58)       (3.15)       (1.15)        --         --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (2.89)    $  (3.90)    $  (1.95)  $  (0.89)  $  (0.84)  $  (0.41)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.52)    $  (2.06)    $   2.12   $   6.39   $   1.77   $   2.27
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  32.89     $  34.41     $  36.47   $  34.35   $  27.96   $  26.19
=================================================================================================================================
Total return*                                                    4.31%        5.30%       12.33%     26.52%     10.09%     11.26%
Ratio of net expenses to average net assets                      1.04%**      1.06%        1.09%      1.10%      1.14%      1.15%
Ratio of net investment income (loss) to average net assets      2.15%**      1.99%        2.56%      2.39%      3.86%      1.78%
Portfolio turnover rate                                            40%**        40%          29%        26%        49%        24%
Net assets, end of period (in thousands)                     $751,965     $732,397     $769,869   $826,039   $679,254   $630,087
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 31

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             4/30/16      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  10/31/15     10/31/14   10/31/13   10/31/12   10/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  33.91     $  36.03     $  33.94   $  27.64   $ 25.91    $ 23.66
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.22(a)  $   0.42(a)  $   0.62   $   0.47   $  0.84    $  0.27
   Net realized and unrealized gain (loss) on investments        1.02         1.13         3.17       6.50      1.54       2.20
Net increase (decrease) from investment operations           $   1.24     $   1.55     $   3.79   $   6.97   $  2.38    $  2.47
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.19)    $  (0.52)    $  (0.55)  $  (0.67)  $ (0.65)   $ (0.22)
   Net realized gain                                            (2.58)       (3.15)       (1.15)        --        --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (2.77)    $  (3.67)    $  (1.70)  $  (0.67)  $ (0.65)   $ (0.22)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.53)    $  (2.12)    $   2.09   $   6.30   $  1.73    $  2.25
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  32.38     $  33.91     $  36.03   $  33.94   $ 27.64    $ 25.91
=================================================================================================================================
Total return*                                                    3.94%        4.49%       11.57%     25.61%     9.26%     10.45%
Ratio of net expenses to average net assets                      1.76%**      1.80%        1.80%      1.84%     1.86%      1.91%
Ratio of net investment income (loss) to average net assets      1.42%**      1.24%        1.83%      1.62%     3.13%      1.02%
Portfolio turnover rate                                            40%**        40%          29%        26%       49%        24%
Net assets, end of period (in thousands)                     $125,193     $116,090     $115,762   $104,890   $77,219    $70,683
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

-------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year
                                                             4/30/16      Ended        Ended      12/20/12
                                                             (unaudited)  10/31/15     10/31/14   to 10/31/13
-------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $ 34.44      $ 36.52      $ 34.38    $ 28.30
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.40(b)   $  0.80(b)   $  0.96    $  0.03
   Net realized and unrealized gain (loss) on investments       1.03         1.17         3.27       6.63
Net increase (decrease) from investment operations           $  1.43      $  1.97      $  4.23    $  6.66
-------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.35)     $ (0.90)     $ (0.94)   $ (0.58)
   Net realized gain                                           (2.58)       (3.15)       (1.15)        --
-------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (2.93)     $ (4.05)     $ (2.09)   $ (0.58)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (1.50)     $ (2.08)     $  2.14    $  6.08
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 32.94      $ 34.44      $ 36.52    $ 34.38
=============================================================================================================
Total return*                                                   4.51%        5.67%       12.82%     23.72%(a)
Ratio of net expenses to average net assets                     0.68%**      0.67%        0.69%      0.66%**
Ratio of net investment income (loss) to average net assets     2.52%**      2.32%        2.24%      1.84%**
Portfolio turnover rate                                           40%**        40%          29%        26%
Net assets, end of period (in thousands)                     $26,955      $20,908      $10,849    $   117
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 33

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             4/30/16      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  10/31/15     10/31/14   10/31/13   10/31/12   10/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 34.83      $ 36.88      $ 34.71    $ 28.24    $ 26.45    $ 24.14
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.28(a)   $  0.57(a)   $  0.88    $  0.72    $  1.03    $  0.36
   Net realized and unrealized gain (loss) on investments       1.06         1.16         3.11       6.54       1.52       2.28
Net increase (decrease) from investment operations           $  1.34      $  1.73      $  3.99    $  7.26    $  2.55    $  2.64
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.25)     $ (0.63)     $ (0.67)   $ (0.79)   $ (0.76)   $ (0.33)
   Net realized gain                                           (2.58)       (3.15)       (1.15)        --         --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (2.83)     $ (3.78)     $ (1.82)   $ (0.79)   $ (0.76)   $ (0.33)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (1.49)     $ (2.05)     $  2.17    $  6.47    $  1.79    $  2.31
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 33.34      $ 34.83      $ 36.88    $ 34.71    $ 28.24    $ 26.45
=================================================================================================================================
Total return*                                                   4.14%        4.90%       11.95%     26.13%      9.76%     10.96%
Ratio of net expenses to average net assets                     1.41%**      1.41%        1.43%      1.41%      1.41%      1.48%
Ratio of net investment income (loss) to average net assets     1.78%**      1.64%        2.22%      2.09%      3.62%      1.46%
Portfolio turnover rate                                           40%**        40%          29%        26%        49%        24%
Net assets, end of period (in thousands)                     $81,020      $75,876      $79,042    $85,986    $79,557    $78,159
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             4/30/16      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  10/31/15     10/31/14   10/31/13   10/31/12   10/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  34.71     $  36.77     $  34.62   $  28.17   $  26.38   $  24.09
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.38(a)  $   0.78(a)  $   0.98   $   0.78   $   1.05   $   0.44
   Net realized and unrealized gain (loss) on investments        1.05         1.16         3.23       6.67       1.67       2.37
Net increase (decrease) from investment operations           $   1.43     $   1.94     $   4.21   $   7.45   $   2.72   $   2.81
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.35)    $  (0.85)    $  (0.91)  $  (1.00)  $  (0.93)  $  (0.52)
   Net realized gain                                            (2.58)       (3.15)       (1.15)        --         --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (2.93)    $  (4.00)    $  (2.06)  $  (1.00)  $  (0.93)  $  (0.52)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.50)    $  (2.06)    $   2.15   $   6.45   $   1.79   $   2.29
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  33.21     $  34.71     $  36.77   $  34.62   $  28.17   $  26.38
=================================================================================================================================
Total return*                                                    4.44%        5.56%       12.67%     26.98%     10.47%     11.73%
Ratio of net expenses to average net assets                      0.78%**      0.78%        0.79%      0.76%      0.77%      0.75%
Ratio of net investment income (loss) to average net assets      2.40%**      2.26%        2.85%      2.68%      4.20%      2.16%
Portfolio turnover rate                                            40%**        40%          29%        26%        49%        24%
Net assets, end of period (in thousands)                     $591,857     $527,305     $510,416   $448,509   $322,567   $238,647
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 35

Notes to Financial Statements | 4/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Equity Income Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class B shares converted to Class A shares as of the close of business on November 10, 2014. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

36 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 37

     At April 30, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended October 31, 2015 was as follows:

38 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $ 33,166,428
     Long-term capital gain                                          128,314,155
     ---------------------------------------------------------------------------
          Total                                                     $161,480,583
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  1,546,368
     Undistributed long term capital gain                            110,273,182
     Net unrealized appreciation                                     386,959,818
     ---------------------------------------------------------------------------
          Total                                                     $498,779,368
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings and partnerships.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $49,312 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 39

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% on assets over $10 billion. For the six months ended April 30, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

40 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $80,670, in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

For the six months ended April 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $361,589
Class C                                                                   47,643
Class K                                                                      501
Class R                                                                   90,160
Class Y                                                                  309,110
--------------------------------------------------------------------------------
  Total                                                                 $809,023
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $351,749 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at April 30, 2016.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $30,394 in distribution fees payable to PFD at April 30, 2016.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 41

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2016, CDSCs in the amount of $3,228 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. For the period from June 9, 2015, to February 9, 2016, the facility was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2016, the Fund had no borrowings under the credit facility.

42 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

6. Affiliated Companies

The Fund's investments in certain companies may exceed 5% of the outstanding voting stock of those companies. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the six months ended April 30, 2015:

----------------------------------------------------------------------------------------------------------
               Beginning                          Corporate
               Balance     Purchases   Sales      Actions     Ending     Dividend                Realized
Affiliates     (shares)    (shares)    (shares)   (shares)    (shares)   Income     Value        Gain
----------------------------------------------------------------------------------------------------------
The Gorman-
   Rupp Co.    1,363,363    --         --         --          1,363,363  $286,306   $38,569,539  $      --

7. Forward Foreign Currency Contracts

During the six months ended April 30, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no open forward foreign currency contracts at April 30, 2016.

ADDITIONAL INFORMATION

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                     Pioneer Equity Income Fund | Semiannual Report | 4/30/16 43

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

44 Pioneer Equity Income Fund | Semiannual Report | 4/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19381-10-0616

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Equity Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2016

* Print the name and title of each signing officer under his or her signature.